SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                November 15, 1999




                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)




DELAWARE                            0-24848                        75-2559089
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(State or other               (Commission File No.)              (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                       Number)




1200 SOUTH BECKHAM AVENUE, TYLER, TEXAS                             75701-3319
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(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code: (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On November 16, 1999, East Texas Financial  Services,  Inc., a Delaware
corporation ("East Texas"), and Gilmer Financial Services, Inc., a Delaware corporation ("Gilmer") issued a joint press release announcing the execution of a definitive agreement as of November 15, 1999 by and between East Texas and Gilmer (the "Merger Agreement"). Under the terms of the Merger Agreement, East Texas will form a wholly-owned subsidiary which will merge into Gilmer (the
"Merger"), with Gilmer as the surviving corporation and a wholly-owned subsidiary of East Texas. Following the Merger, Gilmer will then be merged into East Texas pursuant to a Plan of Liquidation and Gilmer Savings Bank, FSB, a wholly owned subsidiary of Gilmer, will be merged with and into First Federal Savings and Loan Association of Tyler, a wholly owned subsidiary of East Texas.

         Pursuant to the Merger Agreement, each issued and outstanding share of Gilmer common stock, par value $0.01 (other than dissenting shares), shall be converted into and represent the right to receive $29.50 in cash. However, any shares of Gilmer common stock owned beneficially or as of record by either Gilmer or East Texas or any of their subsidiaries (other than shares held in a fiduciary capacity for the benefit of third parties or as a result of debts previously contracted) shall be cancelled.

         The Merger is  intended to qualify as a tax-free  reorganization  under
the  Internal  Revenue  Code of 1986,  as  amended.   The receipt of cash by the
stockholders of Gilmer will be a taxable event for the stockholders.

         Consummation of the Merger is subject to various conditions, including:
(1) receipt of approval by the stockholders of Gilmer, (2) receipt of requisite regulatory approvals, and (3) satisfaction of certain other conditions.

         The Merger Agreement and the joint press release announcing the Merger issued on November 16, 1999 are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         2 Agreement and Plan of Merger, dated as of November 15, 1999, by and between East Texas Financial Services, Inc. and Gilmer Financial Services, Inc.

         99 Joint Press Release of East Texas Financial Services, Inc. and Gilmer Financial Services, Inc. issued November 16, 1999.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           EAST TEXAS FINANCIAL SERVICES, INC.




Date: NOVEMBER 17, 1999                    By: /s/ Gerald W. Free
                                               -------------------
                                               Gerald W. Free
                                               President and Chief
                                               Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                              DESCRIPTION



   2 Agreement and Plan of Merger dated as of November 15, 1999, by and between East Texas Financial Services, Inc. and Gilmer Financial Services, Inc.

   99 Joint Press Release of East Texas Financial Services, Inc. and Gilmer Financial Services, Inc. issued November 16, 1999.